SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2010

Domino’s Pizza, Inc.

(Exact name of registrant as specified in its charter)

Commission file number:

333-114442

Delaware	38-2511577
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of principal executive offices)

(734) 930-3030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 5, 2010, Domino’s Pizza, Inc. (the “Company”) announced that David A. Brandon will resign from his position as Chief Executive Officer, effective March 7, 2010. Mr. Brandon will continue to serve as Chairman of the Board of Directors of the Company and will act as special advisor to the Company for the remainder of 2010. The material terms of the special advisor arrangements between the Company and Mr. Brandon will be disclosed in a subsequent filing with the Securities and Exchange Commission after the terms of such arrangements are determined.

Item 9.01	Financial Statements and Exhibits.

(c)

99.1	Press Release dated January 5, 2010 relating to David A. Brandon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: January 7, 2010

/S/ KENNETH B. ROLLIN
Kenneth B. Rollin
Executive Vice President and General Counsel

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